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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 27, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item  8.01  Other Events

General Motors Corporation ("GM") has been cooperating with the U.S. Securities and Exchange Commission ("SEC") in connection with investigations reported by the media concerning pension and Other Post-Employment Benefits ("OPEB") and certain transactions between General Motors and Delphi Corporation ("Delphi").

The SEC has issued subpoenas to GM in connection with various matters involving GM that it has under investigation. These matters include GM's financial reporting concerning pension and OPEB, certain transactions between General Motors and Delphi, GM's recovery of recall costs from suppliers and supplier price reductions or credits, and any obligation GM may have to fund pension and OPEB costs in connection with Delphi's proceedings under Chapter 11 of the U.S. Bankruptcy Code.

Separately, SEC and federal grand jury subpoenas have been served on GMAC entities in connection with industry wide investigations into practices in the insurance industry relating to loss mitigation insurance products such as finite risk insurance.

GM and its subsidiaries are cooperating with all these investigations. GMAC has no further comment at this time.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        October 27, 2005       /s/  SANJIV KHATTRI
              ------------------     -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        October 27, 2005       /s/  LINDA K. ZUKAUCKAS
              ------------------     -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller